PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2025
PROPERTY, PLANT AND EQUIPMENT, NET
PROPERTY, PLANT AND EQUIPMENT, NET

7.PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment consist of the following:

	As of December 31, 2024	As of December 31, 2025
Mining site assets	—	19,500,000
Office and electronic equipment	72,117	106,866
Less: accumulated depreciation	(6,657)	(808,941)
Property, plant and equipment, net	65,460	18,797,925

Depreciation expense related to property, plant and equipment, for the years ended December 31, 2024 and 2025, were US$6,657 and US$815,814, respectively. Costs associated with the repair and maintenance of property and equipment are expensed as incurred.

In July 2025, the Company entered into a purchase agreement with LN Energy 3, LLC to acquire a 50MW mining site located in Georgia, USA. The acquisition included the land, buildings and mining site equipment and was accounted for as an asset acquisition. The total purchase price was US$19,500,000.